SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 23, 2002

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-24205	84-1449911

(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538

(Address of principal executive offices)

(970) 663-5700

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Press Release dated July 24, 2002
Agreement and Plan of Merger Dated July 23, 2002

ITEM 5. OTHER EVENTS

     On July 24, 2002, the registrant announced that it had signed a definitive agreement to be acquired by Fidelity National Information Services, Inc. See the attached agreement and press release filed herewith as exhibits for further details.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed herewith:

Exhibit No.	Description

02.2	Press release dated July 24, 2002
02.3	Agreement and Plan of Merger dated July 23, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

Date: July 24, 2002	By:	/s/ James N. Donnan James N. Donnan, President

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EXHIBIT INDEX

Exhibit
Number	Description

02.2	Press release dated July 24, 2002
02.3	Agreement and Plan of Merger dated July 23, 2002